Other Non-Current Assets	12 Months Ended
Mar. 31, 2019
Other Non Current Assets [Abstract]
Other Non-Current Assets
27)	OTHER NON-CURRENT ASSETS

	As at March 31
Particulars	2018	2019
Prepaid lease rentals	2,336	2,006
Indirect tax paid	11,385	—
Prepaid expenses	886	267
Total	14,607	2,273

Indirect tax paid represents service tax paid under protest. In the year ended March 31, 2016, investigation was initiated by Directorate General of Central Excise Intelligence (DGCEI) for certain service tax matters in India. On September 1, 2016, the Delhi High Court ordered for refund of the entire amount deposited under protest within 4 weeks from the date of the order. However, DGCEI had filed an appeal against the order of the Delhi High Court before the Supreme Court of India with an application to stay the grant of refund. The Supreme Court upheld the order passed by the Delhi High Court in the month of February 2019 and consequently the DGCEI has refunded the aforementioned amount to the Company.